                                                                   Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement Files Nos. 333-52344 and 333-55326.


                                            ARTHUR ANDERSEN LLP


Hartford, Connecticut
March 29, 2001